UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer IdentificationNumber)

1927 First Avenue North, Birmingham, Alabama 35205

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2004, Alabama National BanCorporation (the “Company”) issued a press release announcing certain financial information relating to the nine months ended September 30, 2004 in connection with the departure of certain employees from the Company’s investment division. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated November 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National Bancorporation

By:	/s/ William E. Matthews, V William E. Matthews, V
Executive Vice President and Chief Financial Officer

Dated: November 17, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated November 16, 2004*

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.